UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2019

Kadmon Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37841	27-3576929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 308-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

8
Item 5.08	Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events

The Board of Directors (the “Board”) of Kadmon Holdings, Inc. (the “Company”) has established Wednesday, May 15, 2019 as the date of the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”). Because the date of the 2019 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change. The exact time and location of the 2019 Annual Meeting will be specified in the Company’s proxy statement for the 2019 Annual Meeting.

Because the date of the 2019 Annual Meeting has been changed by more than 30 days from the anniversary of the 2018 Annual Meeting, a new deadline has been set for submission of proposals by stockholders intended to be included in the Company’s proxy statement for the 2019 Annual Meeting. In order for a proposal under Rule 14a-8 under the Exchange Act to be considered timely, such proposal must be submitted a reasonable time before the Company begins to print and send its proxy materials, and, under the Company’s Bylaws, notice of such proposal must be received by the Company no later than the later of (i) 90 days before the 2019 Annual Meeting and (ii) 10 days after public announcement of the date of the 2019 Annual Meeting is first made (in other words, no later than February 15, 2019) at the Company’s principal executive offices at 450 East 29th Street, New York, NY, 10016 and be directed to the attention of the Corporate Secretary. All such proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy statement for the 2019 Annual Meeting.

In addition, the Company’s Bylaws require a stockholder to give advance notice of any proposal to conduct business, or to present a nomination of one or more candidates for election to the Board, that the stockholder wishes to bring before a meeting of the Company’s stockholders. Because the date of the 2019 Annual Meeting has been changed by more than 30 days from the anniversary of the 2018 Annual Meeting, written notice of any such stockholder proposal or nomination, which complies with the requirements set forth the Company’s Bylaws, must be received by the Company’s Corporate Secretary at the Company’s principal executive offices at 450 East 29th Street, New York, NY, 10016 no later than the later of (i) 90 days before the 2019 Annual Meeting and (ii) 10 days after public announcement of the date of the 2019 Annual Meeting is first made (in other words, no later than February 15, 2019).

A copy of the Company’s Bylaws is available in the Corporate Governance section of the Company’s website at www.kadmon.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kadmon Holdings, Inc.

Date: February 5, 2019	/s/ Harlan W. Waksal
Harlan W. Waksal
President and Chief Executive Officer